PROSPECTUS SUPPLEMENT -- FEBRUARY 13, 2003*

American Express Stock Market Certificate (May 1, 2002) S-6009
American Express Stock Market Certificate (May 1, 2002) S-6038
American Express Stock Market Certificate (May 1, 2002) S-6039
American Express Market Strategy Certificate (May 1, 2002) S-6008
American Express Equity Indexed Savings Certificates (May 1, 2002) S-6034

This Supplement supersedes the Prospectus Supplement dated June 26, 2002.

The following information modifies that found in the prospectuses at page 2p regarding partial participation minimum interest:

Effective for initial terms beginning on or after February 19, 2003, your partial participation minimum interest will be 1.00%.


S-6008-2 A (2/03)

Valid until next prospectus update.
*Destroy April 23, 2003